Note 10 - Income Taxes - Difference Between Financial Statement Tax Expense and Amount Computer by Applying Statutory Federal Tax Rate to Income Before Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Statutory Federal Income Taxes	$ 3,132,711	$ 4,954,199	$ 4,283,394
Tax-Exempt Interest	(57,271)	(102,345)	(109,759)
Income from Cash Value Life Insurance, net of premiums	(96,733)	(198,730)	(182,532)
Meal and Entertainment Disallowance	9,578	14,354	16,813
Other	11,985	69,029	(156,583)
Tax Expense from Tax Rate Changes		2,040,946
Federal Income Tax Expense	$ 3,000,270	$ 6,777,453	$ 3,851,333